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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of Primus Telecommunications Group, Incorporated and subsidiaries (the "Company") on Form S-3 of our report dated April 11, 2002, appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.

Deloitte & Touche LLP

McLean, Virginia
June 10, 2002

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EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT